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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT - September 13, 2002
                        (Date of Earliest Event Reported)


                            COMVERSE TECHNOLOGY, INC.
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             (Exact name of registrant as specified in its charter)


                           Commission File No. 0-15502

        New York                                                13-3238402
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(State of Incorporation)                                     (I.R.S. Employer
                                                            Identification No.)


170 Crossways Park Drive, Woodbury, New York                           11797
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             (Address of principal                                   Zip Code
               executive offices)



       Registrant's telephone number, including area code: (516) 677-7200


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ITEM 9.         REGULATION FD DISCLOSURE.


                On September 13, 2002, each of the principal executive officer, Kobi Alexander, and principal financial officer, David Kreinberg, of Comverse Technology, Inc., filed with the Securities and Exchange Commission a sworn statement pursuant to Securities and Exchange Commission Order No. 4-460.

                In addition, the Quarterly Report on Form 10-Q for the quarterly period ended July 31, 2002, filed with the Securities and Exchange Commission on September 13, 2002, by Comverse Technology, Inc. was accompanied by certifications by Mr. Alexander and Mr. Kreinberg pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350).

                A copy of each of the statements and the certifications is attached hereto as an Exhibit (99.1, 99.2, 99.3 and 99.4).

                In accordance with general instruction B.2 of Form 8-K, the information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.










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
                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       COMVERSE TECHNOLOGY, INC.

                                       By: /s/ David Kreinberg
                                           ------------------------------------
                                           Name: David Kreinberg
                                           Title: Chief Financial Officer


Dated: September 13, 2002











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                                  EXHIBIT INDEX


Exhibit No.                               Description
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   99.1           Statement of Principal Executive Officer pursuant to
                  Securities and Exchange Commission Order No. 4-460.

   99.2 Statement of Principal Financial Officer pursuant to Securities and Exchange Commission Order No. 4-460.

   99.3           Certification of Chief Executive Officer pursuant to 18 U.S.C.
                  Section 1350.

   99.4           Certification of Chief Financial Officer pursuant to 18 U.S.C.
                  Section 1350.











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